Servicing Advance Liabilities	6 Months Ended	12 Months Ended
	Jun. 30, 2014	Dec. 31, 2013
Text Block [Abstract]
Servicing Advance Liabilities

15. Servicing Advance Liabilities

Servicing advance liabilities consist of the following (in thousands):

	June 30, 2014	December 31, 2013
Early Advance Reimbursement Agreement	$928,873	$903,381
Receivables Loan Agreement	64,387	67,905
Indenture Agreement	36,936	—
Revolving Credit Agreement	10,245	—

Total servicing advance liabilities	$1,040,441	$971,286

Servicing Advance Agreements

The Company’s subsidiaries have servicing advance facilities with several lenders and an Early Advance Reimbursement Agreement with Fannie Mae which, in each case, are used to fund certain principal and interest, servicer and protective advances that are the responsibility of certain of the Company’s subsidiaries under certain servicing agreements. The servicing advance facilities and the Early Advance Reimbursement Agreement had an aggregate capacity amount of $1.2 billion at June 30, 2014. The interest rates on these facilities and the Early Advance Reimbursement Agreement are primarily based on LIBOR plus between 1.25% and 5.5% and have various expiration dates through July 2015. Payments on the amounts due under these agreements are paid from the recoveries or repayment by third party borrowers of underlying advances made by the Company’s subsidiaries. Accordingly, repayment of the facilities and amounts due under the Early Advance Reimbursement Agreement are dependent on the recoveries or repayments by third party borrowers that are received on the underlying advances associated with the agreements. The servicing advance facilities had $130.4 million of collateral pledged by the Company’s subsidiaries under these agreements at June 30, 2014.

Green Tree Servicing’s Early Advance Reimbursement Agreement with Fannie Mae is used exclusively to fund certain principal and interest, servicer and protective advances that are the responsibility of Green Tree Servicing under its Fannie Mae servicing agreements. The Fannie Mae Early Advance Reimbursement Agreement expires on March 31, 2015. If not renewed, there will be no additional funding by Fannie Mae of new advances under the agreement. In addition, collections recovered during the 18 months following the expiration of the agreement are to be remitted to Fannie Mae to settle any remaining outstanding balance due under such agreement. Upon expiration of the 18 month period, any remaining balance would become due and payable.

The Early Advance Reimbursement Agreement with Fannie Mae also includes certain “Stop Events,” such as: (i) the failure of Green Tree Servicing to comply with the terms of the agreement; (ii) the failure of Green Tree Servicing to be an approved Fannie Mae servicer; and (iii) the occurrence of an event of default under Green Tree Servicing’s mortgage selling and servicing contract or any master agreement with Fannie Mae which has not been waived by Fannie Mae or cured as may be allowed under the applicable agreement. Fannie Mae may also declare a “Stop Event” 120 days after providing Green Tree Servicing with written notice of its intent to do so. Were a Stop Event to occur and not be waived by Fannie Mae, Fannie Mae would have the option to terminate the Servicing Advance Reimbursement Agreement. In the event Fannie Mae elected to terminate the Servicing Advance Reimbursement Agreement, collections recovered during the 18 months following the occurrence of the Stop Event would be required to be remitted to Fannie Mae to settle any remaining outstanding balance due under such agreement. Upon expiration of the 18 month period, any remaining balance would become due and payable.

The servicing advance agreements contain customary events of default and covenants, the most significant of which are financial covenants. Financial covenants most sensitive to the Company’s operating results and financial position are the requirements that certain of its subsidiaries maintain minimum tangible net worth, indebtedness to tangible net worth and minimum liquidity. During the first quarter of 2014, the Receivables Loan Agreement was amended to remove the covenant relating to the Company’s requirement to maintain a minimum annual net cash provided by operating activities and to add other customary financial covenants, including indebtedness to tangible net worth ratio requirements, and minimum liquidity. The Company’s subsidiaries were in compliance with these financial covenants at June 30, 2014.

17.	Servicing Advance Liabilities

Servicer Advance Reimbursement Agreement

In December 2013, the Company renewed its Servicer Advance Reimbursement Agreement with Fannie Mae which provides for the reimbursement of certain principal and interest and protective advances that are the responsibility of the Company under certain servicing agreements. The agreement provides for a reimbursement amount of up to $950.0 million. The cost of this agreement is London Interbank Offered Rates, or LIBOR, plus 2.50% or 3.50% (2.67% or 3.67% at December 31, 2013) on the amounts that are reimbursed. The agreement expires on March 31, 2014. Collections of advances that have been reimbursed under the agreement require remittance upon collection to settle the outstanding balance under the agreement. The balance outstanding under this agreement at December 31, 2013 and 2012 was $903.4 million and $35.6 million, respectively. Future collections of servicer and protective advances in the amount of $903.4 million are required to be remitted to a third party to settle the balance outstanding under the agreement at December 31, 2013.

Receivables Loan Agreement

In May 2012, the Company renewed its three-year Receivables Loan Agreement that provides borrowings up to $75.0 million and is collateralized by certain principal and interest, taxes and insurance, and other corporate advances reimbursable from securitization trusts serviced by the Company. The principal payments on the note are paid from the recoveries or repayment of underlying advances. Accordingly, the timing of the principal payments is dependent on the recoveries or repayments received on the underlying advances that collateralize the note. The agreement, which matures in July 2015, has an interest rate of LIBOR plus 3.25% (3.42% at December 31, 2013). The balance outstanding under this agreement at December 31, 2013 and 2012 was $67.9 million and $64.6 million, respectively. Servicer and protective advances of $81.3 million are pledged as collateral under the agreement at December 31, 2013.

The Receivables Loan Agreement contains customary events of default and covenants, the most significant of which are financial covenants. Financial covenants most sensitive to the Company’s operating results and financial position are the minimum annual net cash provided by operating activities and minimum tangible net worth requirements. During the fourth quarter of 2013, the Receivables Loan Agreement was amended to waive the covenant relating to the requirement to maintain a minimum annual net cash provided by operating activities for the year ended December 31, 2013. As a result, the Company was in compliance with all covenants at December 31, 2013.

Revolving Credit Agreement

In December 2013, the Company entered into a Revolving Credit Agreement that provides borrowings up to $85.0 million and is collateralized by certain servicer and protective advances that are the responsibility of the Company under certain servicing agreements. Collections of advances that have been reimbursed under the agreement require remittance of at least 80% upon collection to settle the outstanding balance under the agreement. The interest rate under the agreement is LIBOR plus 2.50% (2.67% at December 31, 2013) through June 30, 2014, and subsequently increases to LIBOR plus 3.75% until maturity in June 2015. There was no balance outstanding and no collateral pledged under the agreement at December 31, 2013.